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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 1996
                                                          ----------------------


                      COLUMBIA/HCA HEALTHCARE CORPORATION
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            (Exact name of registrant as specified in its charter)


          DELAWARE                      1-11239               75-2497104
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(State or other jurisdiction of     (Commission File        (IRS Employer
       incorporation)                   Number)             Identification No.)



ONE PARK PLAZA, NASHVILLE, TENNESSEE                          37203
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (615) 327-9551
                                                   -----------------------------


                               (NOT APPLICABLE)
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(Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
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     The Registrant files herewith those exhibits listed in Item 7(c) below.

ITEM 7(C).  EXHIBITS
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     The following exhibits are furnished in accordance with Item 601 of
Regulation S-K.

          1    Shelf Underwriting Agreement, dated May 15, 1996, by and among
     Columbia/HCA Healthcare Corporation and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

          4    Form of 7.25% Note due 2008.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COLUMBIA/HCA HEALTHCARE CORPORATION
                                 (Registrant)


Date:  May 17, 1996                      By:  /s/ STEPHEN T. BRAUN
                                              ----------------------------------
                                              Stephen T. Braun
                                              Senior Vice President and General
                                              Counsel

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                               INDEX TO EXHIBITS



 EXHIBIT                                                           SEQUENTIALLY
   NO.                             EXHIBIT                         NUMBERED PAGE
 -------                           -------                         -------------

    1 Shelf Underwriting Agreement, dated May 15, 1996, by and among Columbia/HCA Healthcare Corporation and Morgan Stanley & Co. Incorporated, as representative of the several underwriters named therein.

    4      Form of 7.25% Note due 2008.


                                       4